SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 11, 2004

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)

          Michigan                     000-230-661              38-3317208
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

         30142 Wixom Road, Wixom                 Michigan               48393
----------------------------------------         --------             ----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

      On November 11, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended September 30, 2004.


Item 2.02 Results of Operations and Financial Condition.

      On November 11, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended September 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: November 12, 2004                      By: /s/ Thomas E. Klema
                                                 ----------------------------
                                                 Thomas E. Klema
                                                 Its: Chief Financial Officer